UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                       October 27, 2006 (October 26, 2006)

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-9334                                     13-3258160
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      (Commission File Number)                 (IRS Employer Identification No.)


   Two Trap Falls Road, Suite 402, Shelton, CT                  06484
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     (Address of Principal Executive Offices)                 (Zip Code)

                                  203 402 1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

         Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported its results of operations for the three months ended September 30, 2006. Details of this announcement are contained in the press release of the Company dated October 26, 2006, and furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 8.01        Other Events

         The Company issued a press release dated October 26, 2006, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01        Financial Statements and Exhibits

         (c)     Exhibits


                   99.1 Earnings release for the period ended September 30, 2006 issued by the Company on October 26, 2006 (furnished herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             BALDWIN TECHNOLOGY COMPANY, INC.
                                             --------------------------------
                                                     (Registrant)


                                             By:  /s/ Leon Richards
                                                --------------------------------
                                                      Leon Richards
                                                       (Controller)




Dated: October 27, 2006